SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 21, 1999
                                                 -------------------------------

                       Chase Mortgage Finance Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                                333-76081                 52-1495132
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)

343 Thornall Street, Edison, New Jersey                                 08837
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (732) 205-0600
                                                   -----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
           (Former name or former address, if changed since last report.)

ITEM 5.       OTHER EVENTS
              ------------

                  Attached as an exhibit  are the  Computational  Materials  (as defined  in  the  no-action  letter  dated  May  20,  1994  issued  by the
      Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Donaldson, Lufkin & Jenrette Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

(99)                                            Computational Materials
                                                prepared by Donaldson, Lufkin
                                                & Jenrette Securities
                                                Corporation, in connection
                                                with Chase Mortgage Finance
                                                Corporation, Multi-Class
                                                Mortgage Pass-Through
                                                Certificates, Series 1999-S9

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHASE MORTGAGE FINANCE CORPORATION
                                              ----------------------------------
                                                         (Registrant)

Date: June 21, 1999
      --------------------------              /S/ EILEEN LINDBLOM
                                              ----------------------------------
                                                         (Signature)
                                              Eileen Lindblom
                                              Vice President

                               INDEX TO EXHIBITS
                               -----------------



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
  (99)                  Computational Materials                         (P)
                        prepared by Donaldson, Lufkin & Jenrette
                        Securities Corporation, in connection with
                        Chase Mortgage Finance Corporation,
                        Multi-Class Mortgage Pass-Through
                        Certificates, Series 1999-S9